 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 10, 2012

ORIENT PAPER, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-34577	20-4158835
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Science Park, Juli Road Xushui County, Baoding City Hebei Province, People’s Republic of China 072550
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:   (86) 312-8698215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2012, the stockholders of Orient Paper, Inc. (the “Company”) ratified and approved the 2012 Incentive Stock Plan (the “Plan”) at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”). The Plan became effective as of the date of such stockholders’ ratification and approval. A description of the Plan is set forth in the Company’s proxy statement, dated August 2, 2012, for its Annual Meeting (the “Proxy Statement”), under “Proposal 2: Ratification and Approval of the 2012 Incentive Stock Plan” starting on page 21, which is incorporated herein by reference. The description is qualified in its entirety by reference to a copy of the Plan attached to the Proxy Statement as Appendix A, which is also incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on September 10, 2012.  A total of 15,700,447 shares of common stock, representing 85.05% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.  The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting as set forth in the Proxy Statement are as follows:

Proposal 1. Both of the two nominees for directors in Class I were elected to serve until the 2014 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death.  The result of the votes to elect the two directors was as follows:

DIRECTORS:	FOR	WITHHELD	ABSTAIN	BROKER NON-VOTE
Zhenyong Liu	8,694,507	0	229,542	2,537,482
Fuzeng Liu	8,693,097	0	228,252	2,537,482
Zhaofang Wang	7,873,499	0	1,050,550	2,537,482

Proposal 2.   The ratification and approval of the 2012 Incentive Stock Option Plan was ratified and approved by the stockholders by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
8,500,179	413,268	10,602	2,537,482

Proposal 3. The appointment of BDO China Shu Lun Pan CPAs LLP (“BDO”) as the Company’s independent registered public accounting firm for fiscal 2012 was ratified by the stockholders by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN
15,126,903	437,110	20,106

There were no broker non-votes with respect to the appointment of BDO.

Item 8.01 Other Events.

On September 11, 2012, the Company issued a press release announcing the results of the Company’s 2012 Annual Meeting of Stockholders, which was held on September 10, 2012. A copy of the press release that discusses this matter is filed as Exhibit 99.1 hereto, and incorporated by reference in this report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release, dated September 11, 2012, issued by Orient Paper, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORIENT PAPER, INC.

Dated: September 12, 2012	By:	/s/ Winston C. Yen
Winston C. Yen
Chief Financial Officer